                                                                  EXHIBIT 10.23



                       CASH COLLATERAL PLEDGE AGREEMENT


                                    among


                         HUMAN GENOME SCIENCES, INC.,
                                 as Pledgor,


                                ALLFIRST BANK,
                             as Agent and Pledgee

                                     and


                 ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION
                             as Collateral Agent

                         Dated as of October 25, 2001

               ------------------------------------------------

                       CASH COLLATERAL PLEDGE AGREEMENT

         THIS CASH COLLATERAL PLEDGE AGREEMENT (this "Agreement") is dated as of October 25, 2001, and is among HUMAN GENOME SCIENCES, INC., a Delaware corporation (the "Pledgor"), ALLFIRST BANK, a Maryland banking corporation, as Agent and Pledgee (the "Agent"), and ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, as Collateral Agent (the "Collateral Agent").

                                   RECITALS

         WHEREAS, in accordance with the provisions of Article 83A, Title 5, Subtitle 2 of the Annotated Code of Maryland, as amended, and pursuant to a certain Trust Indenture dated as of October 25, 2001 (the "Indenture") between Maryland Economic Development Corporation (the "Issuer") and Allfirst Trust Company National Association, as Trustee (the "Trustee"), the Issuer has issued $73,000,000 in principal amount of its Taxable Variable Rate Demand Revenue Bonds (Human Genome Sciences, Inc. Facility), Series 2001 A (the "Bonds") to refinance a portion of the acquisition cost of certain improved real property located in Rockville, Maryland (the "Property") and to finance construction relating to such Property;

         WHEREAS, in order to enhance the marketability of the Bonds and pursuant to a Letter of Credit Agreement dated as of October 25, 2001 (the "Letter of Credit Agreement") between the Issuer and Allfirst Bank (in its capacity as Letter of Credit issuer and Certificate Holder, the "Bank"), the Bank has issued to the Trustee the Bank's irrevocable transferable letter of credit to provide payment for and secure the payment of the principal of and interest on, and the purchase price of, the Bonds;

         WHEREAS, simultaneously with the issuance of the Bonds and pursuant to a Trust Agreement dated as of October 25, 2001 (the "Trust Agreement") between the Bank, as Holder, and Wells Fargo Bank Northwest, National Association, as Owner Trustee, the Bank has advanced funds for the purchase from the HGSI Trust 2001-B (the "Trust") of $3,000,000 in principal amount of HGSI Trust 2001-B Certificates (the "Certificates");

         WHEREAS, the Owner Trustee on behalf of the Trust has loaned the proceeds of the advance from the Bank relating to the purchase of the Certificates to the Issuer to refinance the remaining portion of the acquisition cost of the Property;

         WHEREAS, pursuant to a Guarantee dated as of October 25, 2001 (the "Guarantee"), the Pledgor has guaranteed the obligations of the Issuer to the Bank under the Letter of Credit Agreement, the obligations of the Owner Trustee under the Certificates (as defined in the Lease Agreement dated as of October 25, 2001 between the Owner Trustee on behalf of the Trust, as Lessor, and the Pledgor, as Lessee (as supplemented, the "Facility Lease")), and certain other obligations under the Operative Documents (as defined in the Facility Lease);

         WHEREAS, as a condition precedent to the consummation of the transactions contemplated by the Operative Documents, the parties thereto have required the Pledgor to post cash collateral and/or securities with a value of not less than $76,000,000 (the "Minimum Collateral Amount");

         NOW, THEREFORE, in order to secure its obligations under the Guarantee, the Pledgor hereby covenants and agrees with the Agent as follows:

         1. Defined Terms. All capitalized terms used but not defined herein shall have the same meanings assigned to them in the Facility Lease.

         2. Grant of Security Interest; Custody; Perfection. The Pledgor hereby pledges, assigns and grants to the Agent a security interest in the cash and marketable securities on deposit in the account maintained by the Pledgor with the Collateral Agent as described in Exhibit A attached hereto and made a part hereof (the "Account"), the Account, and all interest and other income thereon and all cash and noncash proceeds thereof (all of the foregoing is herein collectively referred to as the "Collateral") pursuant to the provisions of the Maryland Uniform Commercial Code, in order to secure the Pledgor's obligations under the Facility Lease and the other Operative Documents.

         The Collateral is to be held by the Collateral Agent on behalf of the Agent. The Pledgor hereby agrees that the Agent shall have with respect to the Collateral the rights and remedies of a secured party provided in the Maryland Uniform Commercial Code. The Collateral Agent will at all times maintain the Account at its offices in the State of Maryland.

         As of the effective date of this Agreement, the Pledgor has pledged, assigned and granted to the Agent a security interest in the Collateral and such Collateral and the Account have been designated on the records of the Collateral Agent as subject to the security interest granted pursuant to this Agreement in accordance with the provisions of the Maryland Uniform Commercial Code. The Pledgor and the Collateral Agent hereby agree that all securities or other property underlying any financial assets credited to the Account shall be registered in the name of the Collateral Agent, endorsed to the Collateral Agent or in blank or credited to another securities account maintained in the name of the Collateral Agent and in no case will any financial asset credited to the Account be registered in the name of the Pledgor, payable to the order of the Pledgor or specially indorsed to the Pledgor.

         The Collateral Agent hereby agrees that all property delivered to the Collateral Agent with respect to the pledge and security intended hereby will be held in or credited to the Account. The Collateral Agent further agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument, general intangible or cash) credited to the Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the Maryland Uniform Commercial Code.

         The Pledgor hereby directs the Collateral Agent, and the Collateral Agent hereby agrees, to comply with all entitlement orders of the Agent with respect to the Collateral and the Account without further consent of the Pledgor.

         3. Minimum Collateral Value. The Pledgor shall maintain on deposit, in the Account, Collateral with an actual market value of not less than the Minimum Collateral Amount, taking into account any penalties, fees, discounts or other amounts that could result in any reduction in the actual cash value of any of the Collateral upon any liquidation or early termination of any investments prior to the maturity date thereof.

         4. Investment; Preservation of Collateral. Funds held by the Collateral Agent hereunder shall be invested and reinvested by the Collateral Agent upon written order of the Pledgor only in Permitted Investments as described in Exhibit B attached hereto and made a part hereof. Such investments shall be registered in the name of the Collateral Agent and held by the Collateral Agent for the benefit of the Agent. The Collateral Agent shall not be responsible or liable for any loss suffered in connection with any investment of moneys made by it in accordance with the Pledgor's instruction.

         The Pledgor shall be responsible for the preservation of the Collateral in the Collateral Agent's possession and shall take all action necessary to preserve the rights of the Agent against prior parties to the Collateral. Neither the Agent nor the Collateral Agent shall be under any duty
(a) to collect any of the Collateral or any moneys due or to become due thereunder, (b) to give any notices with respect to the Collateral, (c) to preserve or maintain any of the Collateral not in its possession, or (d) to preserve rights of the Pledgor against prior parties to the Collateral. The Agent and the Collateral Agent shall be deemed to have exercised reasonable care with respect to any of the Collateral in their possession if the Agent or the Collateral Agent takes such action for that purpose as the Pledgor shall reasonably request in writing; provided, however, that no failure to comply with any such request shall, of itself, be deemed a failure to exercise reasonable care, and no failure to do any act not requested by the Pledgor shall be deemed a failure to exercise reasonable care.

         5. Pledgor's Representations and Warranties and Covenants. The Pledgor represents and warrants and covenants that:

         (i) it has received value (as defined in Section 1-201 (44) of the Maryland Uniform Commercial Code),

         (ii) it has the right to create a security interest in the Collateral,

         (iii) the Collateral is not subject to the interest of any third person,

         (iv) the Pledgor will defend the Collateral against the claims and demands of all third parties,

         (v) all statements provided by Pledgor relating to the Collateral relied upon by the Agent prior to, contemporaneous with or subsequent to execution of this Agreement are or shall be true, correct, complete, valid and genuine in all material respects,

         (vi) it has taken or caused other persons to take all actions necessary to effect the creation and perfection of the Agent's security interest in the Collateral, and has caused to be filed with the Maryland State Department of Assessments and Taxation, the Secretary of State of the jurisdiction of organization of the Pledgor, and, if the Account is maintained in a different jurisdiction, the Secretary of State of the jurisdiction in which the Account is maintained, UCC-1 financing statements naming the Pledgor as debtor and the Agent as a secured party and evidencing the lien or pledge created by this Agreement, and, together with the book entries described above, such actions taken with respect to the Collateral pursuant to this Agreement create a valid and perfected first priority security interest in the Collateral, pursuant to the Maryland Uniform Commercial Code,

         (vii) it has full power, authority and legal right to enter into this Agreement and to pledge and grant a lien on the Collateral pursuant to this Agreement, and this Agreement has been duly authorized, executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms,

         (viii) no authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, governmental authority, or with any securities exchange is required in connection with
                  (A) the due execution, delivery or performance by Pledgor of this Agreement, (B) the assignment of, and the grant of a lien on (including priority thereof), the Collateral by Pledgor in the manner and for the purpose contemplated by this Agreement, or (C) the exercise of the rights and remedies of Pledgee created hereby except those that have been obtained or made concurrently with the execution hereof, including, without limitation, filings in the appropriate offices under the Maryland Uniform Commercial Code,

         (ix) Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the terms and provisions hereof will conflict with or result in a breach of, Pledgor's formation agreements, any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority binding on Pledgor, or any agreement or instrument to which Pledgor is a party or by which Pledgor is bound or to which any of the Collateral is subject, or result in the creation or imposition of any lien upon Pledgor's earnings or assets pursuant to the terms of any such agreement or instrument,

         (x) the pledge of the Collateral to the Agent is not done in contemplation of insolvency or bankruptcy or with an intent to hinder, delay or defraud any of Pledgor's creditors,

         (xi) it is not insolvent immediately before signing this Agreement and is not being rendered insolvent by the pledge of the Collateral to Agent, and

         (xii) it will not pledge, assign or grant a security interest in the Collateral to any person other than the Pledgee.

         6. Partial Release of Collateral. Provided no Event of Default under this Agreement or any of the other Operative Documents has occurred and is continuing, when the cash value of the Collateral (as set forth in Paragraph 3 above) exceeds the Minimum Collateral Amount, the Pledgor shall have the right to request that the Pledgee release from the security interest granted pursuant to this Agreement Collateral in an amount equal to such excess; provided, however, the Pledgor shall not have the right to request such a release more than one time in any quarter.

         7. Deposits to Account. If at any time the cash value of the Collateral (as set forth in Paragraph 3 above) is less than the Minimum Collateral Amount, the Pledgor shall within two (2) Business Days deposit to the Account and designate on the records of the Collateral Agent as subject to the security interest granted pursuant to this Agreement cash or marketable securities in an amount equal to the difference, between (a) the Minimum Collateral Amount, and (b) the market value of the Collateral. The Collateral Agent shall notify the Pledgor in writing of the amount to be deposited hereunder and the Pledgor shall promptly provide the Agent with evidence reasonably satisfactory to the Agent that such deposit has been made.

         Other than with respect to reporting requirements regarding the Collateral, the Collateral Agent shall have no obligations or responsibilities hereunder to any parties hereto with respect to any accounts of the Pledgor other than the Account. Notwithstanding the foregoing, however, nothing herein provided shall abrogate the Collateral Agent's responsibilities to the Pledgor with respect to any other accounts managed or held by the Collateral Agent for or on behalf of the Pledgor.

         8. Substitutions. Provided no Event of Default under this Agreement or any of the other Operative Documents has occurred and is continuing, the Pledgor may at any time and from time to time substitute cash and marketable securities for the Collateral on deposit in the Account; provided, however, the cash value of the Collateral (as set forth in Paragraph 3 above) shall at all times be equal to or greater than the Minimum Collateral Amount.

         9. Investment Earnings. Provided no Event of Default under this Agreement or any of the other Operative Documents has occurred and is continuing, when the cash value of the Collateral (as set forth in Paragraph 3 above) equals at least Minimum Collateral Amount, investment earnings on the Collateral shall, on the last day of each quarter thereafter, be distributed to the Pledgor.

         10. Reporting Requirements. Not more than five (5) Business Days following the end of each calendar month, the Collateral Agent shall furnish to the Agent and the Pledgor a statement of the market value of the Collateral on deposit in the Account.

         11. Authority Over Account; Limitations on Withdrawals. The Agent shall have sole authority over withdrawals of the Collateral from the Account and no withdrawal of the Collateral from the Account shall be made except upon the written instructions of the Agent signed by authorized officers of the Agent; provided, however, such withdrawals shall only be permitted when there is an Event of Default pursuant to this Agreement or any of the other Operative Documents or when the Agent is releasing excess funds pursuant to Paragraphs 6, 8 or 9 hereof. Any written instructions from the Agent shall permit withdrawals within two (2) Business Days from the date thereof. In relying upon such written instructions from the Agent, the Collateral Agent shall have no liability other than for its negligence or willful misconduct.

         12. Default; Remedies Upon Default. The occurrence of any one or more of the following events shall constitute an Event of Default under this
Agreement: (a) an event of default under the Facility Lease or under any of the other Operative Documents after giving effect to any notice and cure periods provided for in the Facility Lease or other Operative Documents; or
(b) failure of the Pledgor to perform, observe, or comply with any of the provisions of this Agreement, and such failure shall remain uncured for a period of five (5) days in the event of a monetary default and thirty (30) days in the event of a non-monetary default after the date of written notice from a Pledgee to the Pledgor. The Agent shall give the Collateral Agent and the Pledgor written notice of an Event of Default hereunder and the Collateral Agent shall from receipt of such notice act only upon the instructions of the Agent and the Collateral Agent shall have no liability to the Pledgor in following such instructions.

         Upon an Event of Default under this Agreement or under any of the other Operative Documents that has not been waived by the Agent, and any time thereafter, the Agent may, among its other rights and remedies (1) cause the Collateral to be transferred to the Bank or to the name of its nominee or nominees and thereafter exercise as to the Collateral all rights, powers and remedies of an owner, (2) collect by legal proceedings or otherwise all dividends, interest, principal payments, and other sums now or hereafter payable on account of the Collateral, and hold the same as Collateral, or apply the same to the expenses incurred by the Agent in such legal proceedings, the manner and distribution of the application to be in the sole discretion of the Agent, (3) enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral and in connection therewith deposit or surrender control of such Collateral thereunder, and accept other property in exchange therefor and hold or apply such property or money so received in accordance with the provisions hereof, all of the foregoing specified rights and remedies, however, being subject to the rights of the Pledgor provided in the Maryland Uniform Commercial Code. The Agent shall give written notice to the Pledgor ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made.

         Subject to compliance with federal and state securities laws, full power and authority are hereby given to the Agent acting through any of its respective officers, upon an Event of Default hereunder or under any of the other Operative Documents that has not been waived by the Agent, and at any time thereafter, at its election, to sell, assign, transfer and deliver the whole of the Collateral, or any part thereof or any additions thereto, or substitutes therefor, in such order as the Agent may elect, at public or private sale.

         To the extent the Agent actually receives any monies as a result of its exercise of any of the remedies provided for hereunder following the occurrence of an Event of Default hereunder or under any of the other Operative Documents, the Agent covenants and agrees that such monies, after deducting all costs incurred by the Agent in connection with the collection thereof, shall be credited against the obligations of the Pledgor under the Facility Lease and the Letter of Credit Agreement, including without limitation, any payment obligation of the Pledgor pursuant to Paragraph 19 of the Facility Lease.

         No failure or delay by the Agent to insist upon the strict performance of any term, condition, covenant, or agreement of this Agreement or any of the other Operative Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or amendment or of any such breach, or preclude the Agent from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any of the obligations under this Agreement or of the Facility Lease or any of the other Operative Documents, the Agent shall not be defined to have waived the right either to require prompt payment when due of all other such obligations or to declare a default for failure to effect such payment of any such other obligations.

         Each right, power, and remedy of the Agent as provided for in this Agreement or in the Facility Lease or any of the other Operative Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the Facility or any of the other Operative Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Agent of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Agent of any or all such other rights, powers, or remedies.

         13. Costs and Expenses. All reasonable costs and expenses, including reasonable attorney's fees and expenses, incurred or paid by the Agent in exercising any right, power or remedy conferred hereby, and in the endorsements thereof, shall become a part of the indebtedness or obligations secured hereby.

         14. Further Assurances. The Pledgor shall, at its expense, do, make, procure, execute and deliver all acts, things, writings and assurances as any Pledgee may at any time request to protect, assure or enforce its interest, rights and remedies created by, provided in or emanating from this Agreement.

         15. Release, Indulgences, etc. The Pledgor agrees that demands, notice, protest and all demands and notices of any action taken by any Pledgee under this Agreement, except those expressly provided for in this Agreement and the Facility Lease, are hereby waived. Without notice to and further consent from the Pledgor, without in any way waiving any of the provisions of this Agreement, and without in any way releasing all or any part of the Pledgor's obligations under this Agreement or in the Collateral, the Pledgor hereby consents: (a) to any renewal, modification, waiver, or release of, any of the obligations of the Agent under any of the Operative Documents; (b) to the addition to, or release of any party or of any other maker, accommodation party, endorser, guarantor, surety, or indemnitor from, any of their respective obligations under any of the Operative Documents; (c) to the addition to, or release of, all or any part of the collateral and security for the Lease or any of the Operative Documents (other than the Collateral); (d) to any indulgence and/or waiver given to any maker, accommodation party, endorser, guarantor, surety, or indemnity of any of the obligations of the Pledgor under the Lease or any of the Operative Documents.

         16.      Liability, Duties, and Resignation of Collateral Agent.

                  (a) The Collateral Agent shall hold the Collateral as agent for the Agent. The Collateral Agent agrees to send a written confirmation to the Agent that it is holding the Collateral and the Account for the sole and exclusive account of the Agent for the benefit of Agent.

                  (b) The Collateral Agent, its affiliates, directors and officers and its respective successors, assigns, agents and servants, absent negligence or willful misconduct, shall not be held to any personal liability whatsoever, in tort, contract or otherwise, in connection with the execution and delivery of, or performance of its obligations under, this Agreement.

                  (c) This Agreement sets forth exclusively the duties of the Collateral Agent with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Agreement against the Collateral Agent. The Collateral Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give any writing, notice, advice or direction for or on behalf of the Agent in connection with the provisions hereof has been duly authorized to do so.

                  (d) The Collateral Agent may resign from its obligations under this Agreement at any time after thirty (30) days' prior written notice to the other parties hereto, but in no event shall Collateral Agent be released of its obligations hereunder unless and until a substitute eligible institution has been designated and has assumed in writing the obligations of Collateral Agent hereunder.

         17. Notices. All notices, demands, requests, consents, approvals, certificate or other communications required under this Agreement to be in writing shall be sufficiently given and shall be deemed to have been properly given (i) if delivered by hand, when written confirmation of delivery is received by the sender, (ii) three days after the same is mailed by certified mail, postage prepaid, return receipt requested, or (iii) if sent by overnight courier, 24 hours after delivery to such overnight courier, addressed to the person to whom any such notice, demand, request, approval, certificate or other communication is to be given, at the appropriate address of such person as designated below:

If to the Pledgor at:        Human Genome Sciences, Inc.
                             9410 Key West Avenue
                             Rockville, Maryland 20850
                             Attention:       Steven C. Mayer
                                              Senior Vice President and CFO
                             Tel: (301) 340-3444
                             Fax: (301) 309-0092

                             and

                             Human Genome Sciences, Inc.
                             9410 Key West Avenue
                             Rockville, Maryland  20850
                             Attention:       James H. Davis. Esquire
                                              Senior Vice President
                                              and General Counsel
                             Tel: (301) 251-6039
                             Fax: (301) 517-8831

If to the Agent at:          Allfirst Bank
                             6303 Ivy Lane, Suite 200
                             Greenbelt, Maryland 20770
                             Attention:    Joseph C. LeMense
                                           Senior Vice President
                             Tel:          (301) 397-5057
                             Fax:          (301) 397-5666

If to the Collateral         Allfirst Trust Company National Association
Agent at:                    25 South Charles Street
                             Baltimore, Maryland 21201
                             Attention: Jay Smith
                             Tel: (410) 244-4223
                             Fax: (410) 244-4256

         18. Miscellaneous. Neither this Agreement nor any term, condition, covenant, or agreement hereof may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought. This Agreement shall be governed by the laws of the State of Maryland and shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Agent and its respective successors and assigns. As used herein, the singular number shall include the plural, and the use of the masculine, feminine, or neuter gender shall include all genders as the context may require, and the term "person" shall include an individual, a corporation, an association, a partnership, a trust, a limited liability company, an organization, a government or political subdivision thereof, and a governmental agency. Headings and captions used in this Agreement are solely for convenience of reference and shall not affect the meaning of this Agreement. Unless varied by this Agreement, all terms used herein which are defined by the Maryland Uniform Commercial Code shall have the same rneanings hereunder as assigned to them by the Maryland Uniform Commercial Code. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same

         19. Termination. This Agreement shall terminate when the Letter of Credit Agreement terminates and all obligations thereunder and under the other Operative Documents have been indefeasibly paid and performed in full, and upon the termination of this Agreement, the Agent shall instruct the Collateral Agent to reassign to the Pledgor, without recourse or warranty, express or implied, the then existing rights, title and interest of the Agent in and to the Collateral, the costs of such reassignment to be borne by the Pledgor.


                    (SIGNATURES APPEAR ON FOLLOWING PAGE)

         WITNESS the signature and seal of the Parties as of the date first written above.


WITNESS:                          HUMAN GENOME SCIENCES, INC.,
                                    as Pledgor



                                  By:  /s/ STEVEN C. MAYER          (SEAL)
------------------------             -------------------------------
                                       Steven C. Mayer
                                       Chief Financial Officer



WITNESS:                          ALLFIRST BANK,
                                    as Agent



                                  By: /s/ JOSEPH C. LEMENSE         (SEAL)
-----------------------              -------------------------------
                                  Name:   Joseph C. Lemense
                                       -----------------------------
                                  Title:  Senior Vice President
                                        ----------------------------

WITNESS:                          ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION,
                                    as Collateral Agent


                                  By: /s/ C.D. PARKER               (SEAL)
-----------------------              -------------------------------
                                  Name:   C.D. Parker
                                       -----------------------------
                                  Title:  Vice President
                                        ----------------------------

                                                                   Exhibit A to
                                               Cash Collateral Pledge Agreement

                            DESCRIPTION OF ACCOUNT


Account Owner              Account Name                       Account Number
-------------              ------------                       --------------
Human Genome               Human Genome Sciences,
Sciences, Inc.             Inc. 2001 Collateral Account          --------

                                                                   Exhibit B to
                                               Cash Collateral Pledge Agreement


                            PERMITTED INVESTMENTS


         The term "Permitted Investments" as used in this Cash Collateral Pledge Agreement means any of the following:

         Any investments allowed under the investment guidelines approved by the board of directors of the Pledgor, provided that such investments shall meet the following limitations:

         Such investments shall be direct obligations of the United States of America or other obligations the timely payment of the principal of and interest on which are fully and unconditionally guaranteed by the United States of America or debt securities rated "A-" or better by Standard & Poor's Ratings Services or "Aa3" or better by Moody's Investors Service, Inc, provided that (i) no more than ten percent (10%) of the Collateral shall be invested at any time in the obligations of any one corporate issuer, (ii) no such obligation shall have a maturity in excess of seven (7) years, and (iii) such obligations shall not have an average duration exceeding seven (7) years.